                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22120

        Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                      Date of reporting period: 10/29/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                  SHARES       VALUE
                                                                ---------   -----------
INVESTMENT COMPANIES--100.4%(1)
FIXED INCOME FUNDS--100.1%
Oppenheimer Core Bond Fund, Cl. Y(2)                            4,891,748   $32,187,699
Oppenheimer International Bond Fund, Cl. Y                      2,161,166    14,933,655
Oppenheimer Master Loan Fund, LLC                                 747,771     8,478,148
                                                                            -----------
                                                                             55,599,502
                                                                            -----------
MONEY MARKET FUND--0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25% (3)     176,534       176,534
TOTAL INVESTMENTS, AT VALUE (COST $54,177,368)                      100.4%   55,776,036
Liabilities in Excess of Other Assets                                (0.4)     (195,851)
                                                                ---------   -----------
Net Assets                                                          100.0%  $55,580,185
                                                                =========   ===========

Footnotes to Statement of Investments

* October 29, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES                                  SHARES
                                         JANUARY 31,      GROSS       GROSS      OCTOBER 29,
                                             2010       ADDITIONS   REDUCTIONS        2010
                                         -----------   ----------   ----------   -----------
Oppenheimer Core Bond Fund, Cl. Y          3,392,835    1,779,547      280,634     4,891,748
Oppenheimer Institutional Money Market
Fund, Cl. E                                  131,432   11,710,876   11,665,774       176,534
Oppenheimer International Bond Fund,
Cl. Y                                      1,618,229      641,528       98,591     2,161,166
Oppenheimer Master Loan Fund, LLC            593,657      229,991       75,877       747,771

                                                                       REALIZED
                                            VALUE        INCOME      GAIN (LOSS)
                                         -----------   ----------    -----------
Oppenheimer Core Bond Fund, Cl. Y        $32,187,699   $  992,639     $(774,981)
Oppenheimer Institutional Money Market
Fund, Cl. E                                  176,534          412            --
Oppenheimer International Bond Fund,
Cl. Y                                     14,933,655      394,544       (16,911)
Oppenheimer Master Loan Fund, LLC          8,478,148      408,133(a)    187,589(a)
                                         -----------   ----------     ---------
                                         $55,776,036   $1,795,728     $(604,303)
                                         ===========   ==========     =========

(a.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.

(2.) Considered a significant holding. See the individual financial statement of this holding which appears later in this report.

(3.) Rate shown is the 7-day yield as of October 29, 2010.


                     1 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of October 29, 2010 based on valuation input level:

                                                               LEVEL 3--
                             LEVEL 1--       LEVEL 2--        SIGNIFICANT
                           UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                         QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                         -------------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $55,776,036           $--               $--       $55,776,036
                          -----------           ---               ---       -----------
Total Assets              $55,776,036           $--               $--       $55,776,036
                          -----------           ---               ---       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since October 29, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with


                     2 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "master fund"). The master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the master fund, the Fund will have greater exposure to the risks of the master fund.

The investment objective of the master fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 29, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $60,267,342
                                 ===========
Gross unrealized appreciation    $ 1,598,668
Gross unrealized depreciation     (6,089,974)
                                 -----------
Net unrealized depreciation      $(4,491,306)
                                 ===========


                     3 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

STATEMENT OF INVESTMENTS
OPPENHEIMER CORE BOND FUND (UNDERLYING FUND)
SEPTEMBER 30, 2010


                     4 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

OPPENHEIMER CORE BOND FUND                                                PRINCIPAL
(UNDERLYING FUND)                                                          AMOUNT           VALUE
---------------------------------------------------------------------   ------------   --------------
ASSET-BACKED SECURITIES--9.6%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts.,
Series 2010-2, Cl. A2, 0.89%, 9/17/12                                   $  2,765,000   $    2,773,028
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series
2010-1, Cl. A, 2.007%, 1/15/13(1,2)                                        2,720,000        2,776,973
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series
2010-3, Cl. A, 2.88%, 4/15/13(1)                                           2,315,000        2,390,055
AmeriCredit Automobile Receivables Trust 2010-3, Automobile
Receivable Nts., Series 2010-3, Cl. A2, 0.77%, 5/8/12                      4,975,000        4,977,670
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile
Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13                     1,138,368        1,139,095
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile
Receivable Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13                     1,165,000        1,169,121
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34(2)                   3,925,924        3,548,935
Bank of America Auto Trust 2010-2, Automobile Receivables, Series
2010-2, Cl. A2, 0.91%, 10/15/12                                            2,795,000        2,803,337
Bank of America Credit Card Trust, Credit Card Asset-Backed
Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13                     3,850,000        3,884,448
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg.
Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.556%, 2/28/41(2)      3,181,457        2,606,977
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed
Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14                       3,300,000        3,377,226
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1,
5.43%, 7/20/15(1)                                                            818,523          866,741
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates,
Series 2003-2, Cl. 2A2, 0.816%, 2/25/33(2)                                   559,165          488,308
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A,
Cl. A2, 1.78%, 6/15/11(1)                                                  3,075,000        3,084,049
CIT Equipment Collateral, Asset-Backed Certificates, Series
2009-VT1, Cl. A2, 2.20%, 10/15/10(1)                                         573,004          573,303
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                          460,000          485,638
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed
Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.356%,
10/25/36(2)                                                                  319,894          318,824
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                                      1,696,867        1,709,366
Series 2010-A, Cl. A2, 0.81%, 3/25/15                                      3,370,000        3,375,054
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.996%, 2/25/33(2)                                     38,880           33,963
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(2)                                4,014,308        3,246,415
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(2)                                  652,343          527,688
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47(2)                  3,020,000        2,646,221
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable Nts.,
Series 2007-A, Cl. A4, 5.28%, 3/8/13                                       3,160,000        3,262,129


                     5 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3,
Cl. A3, 5.10%, 10/15/13                                                 $  2,805,000   $    2,875,913
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl.
A1, 2.98%, 10/15/15(1)                                                     1,744,123        1,753,024
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36(2)                 1,095,509        1,064,101
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36(2)                    439,069          412,055
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series
2010-A, Cl. A, 1.04%, 3/15/13(1)                                           2,229,510        2,234,017
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11                                       219,782          219,941
Series 2009-E, Cl. A2, 0.80%, 3/15/12                                      4,426,717        4,429,844
Series 2010-A, Cl. A4, 2.15%, 6/15/15                                      3,980,000        4,102,304
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts.,
Series 2009-2, Cl. A, 1.807%, 9/15/12(2)                                   2,730,000        2,777,180
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts.,
Series 2010-1, Cl. A, 1.907%, 12/15/14(1,2)                                2,610,000        2,665,405
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series
2009-2, Cl. A, 3.69%, 7/15/15                                              1,995,000        2,092,983
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed
Nts., Series 2009-2, Cl. A2, 2%, 7/15/12                                   2,026,131        2,029,960
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series
2010-1A, Class A1, 2.60%, 2/15/14(1)                                       2,900,000        2,954,357
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed
Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11                                  906,616          907,572
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%, 1/20/35(2)         958,901          920,395
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%, 3/20/36(2)        565,105          562,312
Litigation Settlement Monetized Fee Trust, Asset-Backed
Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31(3)                           99               99
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series
2003-C7, Cl. C7, 1.607%, 3/15/16(2)                                        2,900,000        2,863,356
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series
2007-1, Cl. A4, 0.317%, 12/15/13(2)                                        2,223,076        2,215,560
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts.,
Series 2010-F, Cl. A, 0.522%, 6/17/11(1,2)                                 3,420,000        3,392,441
Morgan Stanley Structured Trust I 2001-1, Asset-Backed Certificates,
Series 2004-1, Cl. A1, 0.336%, 6/25/37(2)                                  2,801,102        2,585,677
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed
Nts., Series 2010-1, Cl. A, 1.906%, 1/26/15(1,2)                           4,540,000        4,553,652
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
Certificates, Series 1999-I, Cl. ECFD, 1/25/29(3,4)                        1,750,658           74,403
Nissan Master Owner Trust, Automobile Receivable Nts., Series
2010-AA, Cl. A, 1.407%, 1/15/13(1,2)                                       2,705,000        2,747,148


                     6 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
Option One Mortgage Loan Trust 2007-5, Asset-Backed Certificates,
Series 2007-5, Cl. 2A1, 0.346%, 5/25/37(2)                              $  1,359,718   $    1,311,440
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36(2)                       888,150          795,939
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivable
Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13                                2,845,000        2,846,040
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable
Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12                                2,475,000        2,479,954
World Financial Network Credit Card Master Note Trust, Credit Card
Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15                          2,755,000        2,852,040
                                                                                       --------------
Total Asset-Backed Securities (Cost $115,974,708)                                         112,783,676
                                                                                       --------------
MORTGAGE-BACKED OBLIGATIONS--57.6%
GOVERNMENT AGENCY--46.5%
FHLMC/FNMA/FHLB/SPONSORED--40.1%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33                                                                7,035,844        7,456,213
5.50%, 9/1/39                                                              9,338,364        9,912,502
6%, 5/15/18-10/15/29                                                       2,936,121        3,207,824
6.50%, 4/15/18-4/1/34                                                      3,230,808        3,535,664
7%, 7/15/21-10/1/37                                                       10,818,910       12,266,436
8%, 4/1/16                                                                   249,829          271,840
9%, 4/14/17-5/1/25                                                            78,343           87,181
12.50%, 5/15/14                                                                  255              259

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                19,740           24,077
Series 1590, Cl. IA, 1.363%, 10/15/23(2)                                   3,145,008        3,184,822
Series 2034, Cl. Z, 6.50%, 2/15/28                                            23,591           26,669
Series 2043, Cl. ZP, 6.50%, 4/15/28                                        2,704,316        2,827,149
Series 2046, Cl. G, 6.50%, 4/15/28                                         2,030,393        2,167,407
Series 2053, Cl. Z, 6.50%, 4/15/28                                            22,401           25,324
Series 2063, Cl. PG, 6.50%, 6/15/28                                        1,556,492        1,621,213
Series 2145, Cl. MZ, 6.50%, 4/15/29                                          592,497          660,907
Series 2148, Cl. ZA, 6%, 4/15/29                                           1,055,890        1,136,196
Series 2195, Cl. LH, 6.50%, 10/15/29                                       1,386,781        1,567,773
Series 2326, Cl. ZP, 6.50%, 6/15/31                                          434,827          491,592
Series 2341, Cl. FP, 1.157%, 7/15/31(2)                                      732,071          741,096
Series 2399, Cl. PG, 6%, 1/15/17                                             632,939          686,602
Series 2423, Cl. MC, 7%, 3/15/32                                           1,880,015        2,088,492
Series 2453, Cl. BD, 6%, 5/15/17                                             602,389          654,433
Series 2461, Cl. PZ, 6.50%, 6/15/32                                        3,716,843        4,137,634
Series 2463, Cl. F, 1.257%, 6/15/32(2)                                     3,785,865        3,850,956
Series 2500, Cl. FD, 0.757%, 3/15/32(2)                                      214,248          215,389
Series 2526, Cl. FE, 0.657%, 6/15/29(2)                                      314,809          315,828
Series 2551, Cl. FD, 0.657%, 1/15/33(2)                                      698,416          700,744
Series 2638, Cl. KG, 4%, 11/1/27                                           6,356,038        6,441,008
Series 2648, Cl. JE, 3%, 2/1/30                                            3,446,836        3,470,914
Series 2676, Cl. KY, 5%, 9/15/23                                           4,548,000        5,059,051
Series 2686, Cl. CD, 4.50%, 2/1/17                                         1,932,938        1,974,120
Series 2907, Cl. GC, 5%, 6/1/27                                            1,531,993        1,570,709
Series 2911, Cl. CU, 5%, 2/1/28                                            3,732,210        3,818,414


                     7 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2929, Cl. PC, 5%, 1/1/28                                         $  1,300,129   $    1,325,860
Series 2952, Cl. GJ, 4.50%, 12/1/28                                          703,944          712,823
Series 3019, Cl. MD, 4.75%, 1/1/31                                         2,861,141        2,946,301
Series 3025, Cl. SJ, 23.806%, 8/15/35(2)                                     728,009        1,080,348
Series 3094, Cl. HS, 23.44%, 6/15/34(2)                                    1,115,906        1,560,247
Series 3157, Cl. MC, 5.50%, 2/1/26                                           666,976          667,094
Series 3242, Cl. QA, 5.50%, 3/1/30                                         2,124,863        2,182,583
Series 3279, Cl. PH, 6%, 2/1/27                                              580,111          580,138
Series 3291, Cl. NA, 5.50%, 10/1/27                                        2,164,451        2,189,202
Series 3306, Cl. PA, 5.50%, 10/1/27                                        2,982,324        3,023,229
Series R001, Cl. AE, 4.375%, 4/1/15                                        1,695,230        1,727,087
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 183, Cl. IO, 12.132%, 4/1/27(5)                                     1,326,815          314,413
Series 192, Cl. IO, 9.309%, 2/1/28(5)                                        168,786           28,996
Series 206, Cl. IO, 0%, 12/1/29(5,6)                                         204,144           54,419
Series 2129, Cl. S, 11.717%, 2/15/29(5)                                    1,714,255          305,304
Series 2130, Cl. SC, 50.364%, 3/15/29(5)                                     444,387           83,322
Series 2134, Cl. SB, 63.513%, 3/15/29(5)                                     458,757           88,024
Series 224, Cl. IO, 0%, 3/1/33(5,6)                                        1,913,340          330,078
Series 2422, Cl. SJ, 69.168%, 1/15/32(5)                                   1,963,515          379,548
Series 243, Cl. 6, 2.394%, 12/15/32(5)                                     1,267,570          263,331
Series 2493, Cl. S, 67.524%, 9/15/29(5)                                      115,957           23,419
Series 2527, Cl. SG, 26.977%, 2/15/32(5)                                   1,428,975           67,618
Series 2531, Cl. ST, 37.931%, 2/15/30(5)                                   1,971,485          106,771
Series 2601, Cl. GS, 16.843%, 11/15/17(5)                                  2,498,458          233,645
Series 2796, Cl. SD, 64.913%, 7/15/26(5)                                     731,782          136,550
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                                   1,615,989          135,310
Series 2920, Cl. S, 67.279%, 1/15/35(5)                                    2,767,719          416,888
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                                   3,699,056          530,848
Series 3005, Cl. WI, 2.63%, 7/15/35(5)                                     6,056,025          773,626
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                                   1,213,142          162,527
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 4.43%, 6/1/26(7)                   170,739          153,641
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40(8)                                                 24,405,000       25,580,410
5%, 10/1/25-10/1/40(8)                                                    30,784,500       32,489,161
5.50%, 12/25/18                                                                6,307            6,840
5.50%, 10/1/25-10/1/40(8)                                                 64,320,000       68,433,114
6%, 5/25/20-6/1/35                                                        39,825,905       43,599,150
6%, 10/1/25(8)                                                            36,186,000       39,045,562
6.50%, 6/25/17-11/25/31                                                   16,793,523       18,362,769
6.50%, 10/1/40(8)                                                          5,682,000        6,196,045
7%, 9/25/14-4/1/34                                                         7,725,780        8,619,783
7.50%, 1/1/33-8/25/33                                                      7,300,224        8,321,690
8.50%, 7/1/32                                                                 23,119           26,137


                     8 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                       $      7,345   $        7,687
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                                       553,017          624,614
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                         443,093          495,615
Trust 1996-35, Cl. Z, 7%, 7/25/26                                            146,372          165,957
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                       945,029        1,051,439
Trust 1998-61, Cl. PL, 6%, 11/25/28                                        1,334,297        1,472,546
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                     1,772,215        1,962,054
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                                     6,652,733        7,833,593
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                     1,807,834        2,041,852
Trust 2002-10, Cl. FB, 0.756%, 3/25/17(2)                                    189,360          190,467
Trust 2002-16, Cl. PG, 6%, 4/25/17                                         1,150,583        1,254,481
Trust 2002-2, Cl. UC, 6%, 2/25/17                                            660,608          716,538
Trust 2002-56, Cl. FN, 1.256%, 7/25/32(2)                                  1,073,502        1,097,771
Trust 2003-130, Cl. CS, 13.588%, 12/25/33(2)                               5,246,093        6,213,635
Trust 2003-21, Cl. FK, 0.656%, 3/25/33(2)                                    359,756          360,966
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                      1,492,000        1,712,463
Trust 2004-101, Cl. BG, 5%, 1/25/20                                        2,677,000        2,931,640
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                                       2,127,285        2,173,584
Trust 2004-9, Cl. AB, 4%, 7/1/17                                           4,640,474        4,771,910
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                    2,450,000        2,795,757
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                    5,073,000        5,805,504
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                   10,000,000       11,440,388
Trust 2005-12, Cl. JC, 5%, 6/1/28                                          3,301,525        3,397,449
Trust 2005-22, Cl. EC, 5%, 10/1/28                                         1,226,595        1,262,867
Trust 2005-30, Cl. CU, 5%, 4/1/29                                            926,747          957,392
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                      2,480,000        2,812,582
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                      1,260,000        1,397,133
Trust 2006-50, Cl. SK, 23.26%, 6/25/36(2)                                  1,779,073        2,545,228
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                        279,844          284,333
Trust 2009-37, Cl. HA, 4%, 4/1/19                                          7,250,428        7,727,859
Trust 2009-70, Cl. PA, 5%, 8/1/35                                          6,363,647        6,819,320
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-15, Cl. SA, 73.364%, 3/17/31(5)                                   709,914          137,626
Trust 2001-61, Cl. SE, 42.672%, 11/18/31(5)                                1,046,923          191,437
Trust 2001-65, Cl. S, 43.648%, 11/25/31(5)                                 2,403,888          500,894
Trust 2001-81, Cl. S, 35.003%, 1/25/32(5)                                    320,039           60,283
Trust 2002-12, Cl. SB, 59.671%, 7/25/31(5)                                   511,240           92,044
Trust 2002-2, Cl. SW, 60.409%, 2/25/32(5)                                    575,834          105,807
Trust 2002-38, Cl. SO, 54.09%, 4/25/32(5)                                    229,653           39,117
Trust 2002-41, Cl. S, 70.273%, 7/25/32(5)                                  2,369,373          516,648
Trust 2002-47, Cl. NS, 32.663%, 4/25/32(5)                                   825,303          167,376
Trust 2002-5, Cl. SD, 68.689%, 2/25/32(5)                                    432,266           78,936
Trust 2002-51, Cl. S, 32.958%, 8/25/32(5)                                    757,787          152,355
Trust 2002-52, Cl. SD, 38.725%, 9/25/32(5)                                   915,218          173,082
Trust 2002-60, Cl. SM, 42.181%, 8/25/32(5)                                 3,543,957          508,530
Trust 2002-60, Cl. SY, 5.995%, 4/25/32(5)                                  3,153,905           76,889
Trust 2002-7, Cl. SK, 44.318%, 1/25/32(5)                                  2,138,438          318,758


                     9 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-75, Cl. SA, 45.157%, 11/25/32(5)                             $  1,928,272   $      291,854
Trust 2002-77, Cl. BS, 39.658%, 12/18/32(5)                                3,855,095          578,758
Trust 2002-77, Cl. IS, 47.132%, 12/18/32(5)                                  391,261           79,215
Trust 2002-77, Cl. JS, 32.997%, 12/18/32(5)                                3,570,149          532,302
Trust 2002-77, Cl. SA, 34.497%, 12/18/32(5)                                3,370,953          491,923
Trust 2002-77, Cl. SH, 44.151%, 12/18/32(5)                                  441,030           93,619
Trust 2002-84, Cl. SA, 46.169%, 12/25/32(5)                                  478,043           72,907
Trust 2002-89, Cl. S, 66.895%, 1/25/33(5)                                  3,475,903          564,020
Trust 2002-9, Cl. MS, 33.738%, 3/25/32(5)                                     26,234            5,406
Trust 2002-90, Cl. SN, 44.879%, 8/25/32(5)                                 3,224,532          463,095
Trust 2002-90, Cl. SY, 47.578%, 9/25/32(5)                                 1,519,673          228,263
Trust 2003-14, Cl. OI, 5.935%, 3/25/33(5)                                  4,823,622          907,152
Trust 2003-26, Cl. IK, 4.913%, 4/25/33(5)                                  1,755,430          343,494
Trust 2003-33, Cl. SP, 51.42%, 5/25/33(5)                                  3,023,969          406,512
Trust 2003-4, Cl. S, 40.24%, 2/25/33(5)                                      955,947          132,211
Trust 2003-52, Cl. NS, 65.035%, 6/25/23(5)                                14,929,091        2,010,241
Trust 2003-89, Cl. XS, 45.725%, 11/25/32(5)                                3,879,433          254,148
Trust 2004-54, Cl. DS, 49.291%, 11/25/30(5)                                  193,053           30,526
Trust 2004-56, Cl. SE, 13.09%, 10/25/33(5)                                 3,628,033          459,461
Trust 2005-40, Cl. SA, 61.901%, 5/25/35(5)                                 1,713,760          260,168
Trust 2005-6, Cl. SE, 81.232%, 2/25/35(5)                                  2,377,232          379,946
Trust 2005-71, Cl. SA, 69.336%, 8/25/25(5)                                 3,232,191          519,684
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(5)                                8,646,740        1,025,458
Trust 2005-87, Cl. SG, 82.867%, 10/25/35(5)                               12,582,915        1,746,783
Trust 2005-93, Cl. SI, 11.194%, 10/25/35(5)                                2,853,790          355,073
Trust 2006-53, Cl. US, 23.525%, 6/25/36(5)                                   318,706           41,191
Trust 2008-67, Cl. KS, 27.358%, 8/25/34(5)                                10,019,862          703,296
Trust 222, Cl. 2, 18.379%, 6/1/23(5)                                       1,337,617          251,811
Trust 247, Cl. 2, 30.91%, 10/1/23(5)                                         120,302           26,278
Trust 252, Cl. 2, 27.527%, 11/1/23(5)                                      1,242,918          266,763
Trust 254, Cl. 2, 21.565%, 1/1/24(5)                                       2,223,945          490,924
Trust 2682, Cl. TQ, 99.999%, 10/15/33(5)                                   3,061,384          540,500
Trust 2981, Cl. BS, 99.999%, 5/15/35(5)                                    5,396,419          928,077
Trust 301, Cl. 2, 0%, 4/1/29(5,6)                                            766,360          126,732
Trust 303, Cl. IO, 1.215%, 11/1/29(5)                                        102,065           24,269
Trust 319, Cl. 2, 2.506%, 2/1/32(5)                                          445,764           83,026
Trust 320, Cl. 2, 6.798%, 4/1/32(5)                                        8,481,099        1,881,277
Trust 321, Cl. 2, 1.472%, 4/1/32(5)                                        1,694,034          316,201
Trust 324, Cl. 2, 0%, 7/1/32(5,6)                                            815,935          145,873
Trust 331, Cl. 9, 0%, 2/1/33(5,6)                                          4,781,436          883,694
Trust 334, Cl. 14, 0%, 2/1/33(5,6)                                         4,170,558          685,777
Trust 334, Cl. 15, 0%, 2/1/33(5,6)                                         3,072,392          542,457
Trust 334, Cl. 17, 8.993%, 2/1/33(5)                                         165,124           32,591
Trust 339, Cl. 12, 0%, 7/1/33(5,6)                                         4,324,803          790,698
Trust 339, Cl. 7, 0%, 7/1/33(5,6)                                          5,310,689          873,056


                    10 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 343, Cl. 13, 0.473%, 9/1/33(5)                                    $  4,421,811   $      842,356
Trust 343, Cl. 18, 8.955%, 5/1/34(5)                                       3,098,681          477,025
Trust 345, Cl. 9, 0%, 1/1/34(5,6)                                          3,611,606          591,258
Trust 351, Cl. 10, 0%, 4/1/34(5,6)                                         1,953,036          312,560
Trust 351, Cl. 8, 0%, 4/1/34(5,6)                                          3,104,091          508,895
Trust 356, Cl. 10, 0%, 6/1/35(5,6)                                         2,611,228          415,600
Trust 356, Cl. 12, 0%, 2/1/35(5,6)                                         1,321,594          218,670
Trust 362, Cl. 13, 1.471%, 8/1/35(5)                                       3,014,787          480,239
Trust 364, Cl. 16, 0%, 9/1/35(5,6)                                         4,608,338          659,020
Trust 365, Cl. 16, 0%, 3/1/36(5,6)                                         3,442,493          547,634
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M, 5.098%, 9/25/23(7)                          416,997          373,365
                                                                                       --------------
                                                                                          474,198,027
                                                                                       --------------
GNMA/GUARANTEED--6.4%
Government National Mortgage Assn.:
3.625%, 8/8/25-7/1/27(2)                                                      15,913           16,459
4.50%, 10/1/40(8)                                                         70,825,000       74,521,215
8.50%, 8/1/17-12/15/17                                                       119,717          133,024
10.50%, 12/29/17                                                               7,973            9,083
11%, 11/8/19                                                                  19,835           22,168
12%, 5/29/14                                                                     161              163
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 84.284%, 1/16/27(5)                                  888,425          170,120
Series 2002-15, Cl. SM, 70.478%, 2/16/32(5)                                  973,351          197,895
Series 2002-41, Cl. GS, 68.091%, 6/16/32(5)                                  741,360          156,325
Series 2002-76, Cl. SY, 77.055%, 12/16/26(5)                                 475,254           98,208
Series 2004-11, Cl. SM, 62.84%, 1/17/30(5)                                   174,588           39,471
                                                                                       --------------
                                                                                           75,364,131
                                                                                       --------------
NON-AGENCY--11.1%
COMMERCIAL--7.1%
Asset Securitization Corp., Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.252%, 4/14/29(5)          8,049,279          274,814
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                                      5,435,000        5,423,442
Series 2007-1, Cl. A4, 5.451%, 1/1/17                                      5,399,000        5,671,264
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                                    5,695,000        5,280,355
Bear Stearns Commercial Mortgage Securities Trust2007-PW18,
Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2,
5.613%, 6/1/50                                                             1,000,000        1,054,228
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%,
6/22/24(1,5,6)                                                             2,467,766          114,366
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust,
Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                                 1,010,000        1,053,842
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                                   3,310,000        3,436,893


                    11 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
COMMERCIAL CONTINUED
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35        $  2,471,174   $    2,357,935
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37        2,039,670        1,603,467
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                      295,169          298,538
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16(1)                                  705,000          720,167
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39                                    5,000,000        5,334,451
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds,
Series 2005-4, Cl. 1A1A, 0.796%, 5/25/35(2)                                3,629,416        2,716,366
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42                                    8,810,000        8,830,267
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                                 3,980,000        4,145,418
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(3)                                285,000          283,661
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                                     945,000          985,040
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7,
Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.062%,
4/1/45(2)                                                                  6,485,000        6,462,017
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates,
Series 2007-S3, Cl. 1A90, 7%, 7/1/37                                       4,080,222        3,548,488
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg.
Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12         2,750,000        2,839,683
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%,
2/18/30(5,6)                                                               2,459,935           61,098
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24(1)                      113,928           91,126
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates,
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                       1,406,424        1,398,841
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through
Certificates, Series 2005-A5, Cl. A9, 2.752%, 6/1/35(2)                    3,579,374        3,200,075
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg.
Pass-Through Certificates, Series 2006-3, Cl. AM, 5.465%, 7/12/46          6,010,000        5,830,910
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X,
0%, 5/18/32(5,6)                                                          33,666,030          136,603
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg.
Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48       2,146,000        2,207,077
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg.
Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17         2,965,000        3,085,555
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg.
Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 4.771%,
12/1/35(2)                                                                 2,431,723        2,053,188


                    12 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
COMMERCIAL CONTINUED
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg.
Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.182%,
11/1/37(2)                                                              $  3,579,476   $    2,883,021
                                                                                       --------------
                                                                                           83,382,196
                                                                                       --------------
MANUFACTURED HOUSING--0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.577%,
3/25/36(2)                                                                 2,942,451        2,514,519
                                                                                       --------------
MULTIFAMILY--1.1%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates,
Series 2005-10, Cl. A3, 3.063%, 10/1/35(2)                                 2,095,000        1,786,027
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through
Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38                         3,567,000        3,711,292
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through
Certificates, Series 2005-A2, Cl. A2, 2.799%, 2/1/35(2)                      401,516          383,018
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 4.577%,
3/1/36(2)                                                                  5,349,911        4,689,472
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 4.917%,
3/25/36(2)                                                                 3,092,766        2,785,542
                                                                                       --------------
                                                                                           13,355,351
                                                                                       --------------
OTHER--0.3%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
2007-GG9, Commercial Mtg. Pass-Through Certificates, Series
2007-GG9, Cl. A4, 5.444%, 3/1/39                                           3,565,000        3,764,557
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 56.798%,
10/23/17(5)                                                                      931              124
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security, Series1987-3, Cl. A, 1.09%,
10/23/17(7)                                                                    1,377            1,357
                                                                                       --------------
                                                                                            3,766,038
                                                                                       --------------
RESIDENTIAL--2.4%
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through
Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36                            3,233,077        2,954,576
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through
Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35                      4,998,367        4,247,615
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through
Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35                         3,163,125        2,458,940
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates,
Series 2006-5F, Cl. 2A1, 6%, 6/1/36                                        3,131,046        2,987,502
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through
Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36                       3,367,463        3,015,486
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through
Certificates, Series 2005-A1, Cl.2A1, 2.93%, 12/25/34(2)                   1,565,882        1,535,411


                    13 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
RESIDENTIAL CONTINUED
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                   $    574,579   $      580,171
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                         407,009          269,353
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37                     2,055,551        1,259,448
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg.
Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.424%,
12/1/36(2)                                                                   593,876          445,540
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg.
Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.581%,
6/25/37(2)                                                                 1,275,693        1,010,757
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg.
Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.665%,
7/1/37(2)                                                                  3,683,251        2,516,739
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg.
Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.874%, 9/1/34(2)         790,428          771,256
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg.
Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.999%,
10/1/35(2)                                                                 4,523,159        4,352,803
                                                                                       --------------
                                                                                           28,405,597
                                                                                       --------------
Total Mortgage-Backed Obligations (Cost $653,749,565)                                     680,985,859
                                                                                       --------------
U.S. GOVERNMENT OBLIGATIONS--3.9%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15                                                             4,395,000        4,685,641
5%, 2/16/17                                                                1,510,000        1,776,391
5.25%, 4/18/16                                                             2,650,000        3,137,282
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15                                                           2,950,000        2,953,838
2.375%, 7/28/15                                                              950,000          988,625
4.875%, 12/15/16                                                           1,240,000        1,449,617
5%, 3/15/16                                                                1,655,000        1,934,101
U.S. Treasury Bonds:
7.50%, 11/15/16(9)                                                         7,700,000       10,313,788
STRIPS, 3.862%, 2/15/13(10)                                                1,520,000        1,502,348
U.S. Treasury Nts., 5.125%, 5/15/16(11)                                   14,830,000       17,765,880
                                                                                       --------------
Total U.S. Government Obligations (Cost $44,635,352)                                       46,507,511
                                                                                       --------------
CORPORATE BONDS AND NOTES--33.4%
CONSUMER DISCRETIONARY--5.3%
AUTOMOBILES--0.2%
DaimlerChrysler North America Holding Corp./Daimler Finance North
America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13                        2,460,000        2,816,031
DIVERSIFIED CONSUMER SERVICES--0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15                 2,760,000        2,884,200
HOTELS, RESTAURANTS & LEISURE--0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15(1)               4,300,000        4,643,996


                    14 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16     $  3,081,000   $    3,470,075
                                                                                       --------------
                                                                                            8,114,071
                                                                                       --------------
HOUSEHOLD DURABLES--0.6%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14               4,515,000        5,128,611
Whirlpool Corp., 8% Sr. Unec. Nts., 5/1/12                                 2,270,000        2,474,416
                                                                                       --------------
                                                                                            7,603,027
                                                                                       --------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13                                            2,640,000        2,858,022
6.125% Sr. Unsec. Nts., 6/15/11                                            2,415,000        2,494,043
                                                                                       --------------
                                                                                            5,352,065
                                                                                       --------------
MEDIA--2.2%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                                 2,300,000        3,002,967
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts.,
11/15/22                                                                   1,751,000        2,474,096
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec.
Unsub. Nts., 5/15/16                                                       4,965,000        5,542,355
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19                             2,315,000        2,503,094
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40                        2,267,000        2,589,882
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14                           2,450,000        2,817,500
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                 1,542,000        2,003,767
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                             1,585,000        1,913,062
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18             2,755,000        2,920,300
                                                                                       --------------
                                                                                           25,767,023
                                                                                       --------------
MULTILINE RETAIL--0.2%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37                    2,835,000        2,873,981
                                                                                       --------------
SPECIALTY RETAIL--0.6%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20                    2,758,000        2,992,430
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11                        3,480,000        3,593,643
                                                                                       --------------
                                                                                            6,586,073
                                                                                       --------------
CONSUMER STAPLES--1.5%
BEVERAGES--0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
1/15/19(1)                                                                 4,077,000        5,297,238
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14                      2,465,000        2,733,069
                                                                                       --------------
                                                                                            8,030,307
                                                                                       --------------
FOOD & STAPLES RETAILING--0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                           1,250,000        1,771,475
Real Time Data Co., 11% Nts., 5/31/09(3,4,12,13)                             476,601               --
                                                                                       --------------
                                                                                            1,771,475
                                                                                       --------------
FOOD PRODUCTS--0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                        980,000        1,047,380
8.50% Sr. Unsec. Nts., 6/15/19                                             1,360,000        1,646,416
                                                                                       --------------
                                                                                            2,693,796
                                                                                       --------------
TOBACCO--0.4%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                        2,166,000        2,936,316


                    15 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
TOBACCO CONTINUED
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40                   $  1,602,000   $    1,725,218
                                                                                       --------------
                                                                                            4,661,534
                                                                                       --------------
ENERGY--3.0%
ENERGY EQUIPMENT & SERVICES--0.4%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                               3,010,000        3,114,354
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36             1,795,000        1,820,740
                                                                                       --------------
                                                                                            4,935,094
                                                                                       --------------
OIL, GAS & CONSUMABLE FUELS--2.6%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                              2,625,000        2,933,438
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38         2,065,000        2,444,444
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts.,
2/1/11                                                                     2,640,000        2,694,825
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts.,
6/1/13                                                                     4,515,000        4,928,877
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                        1,245,000        1,360,815
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts.,
9/30/14(1)                                                                 1,530,000        1,685,165
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub. Nts.,
4/15/20(1)                                                                 1,936,000        1,950,144
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18                            2,752,000        3,123,520
Williams Cos., Inc. (The) Credit Linked Certificates Trust V, 6.375%
Sr. Unsec. Nts., 10/1/10(1)                                                1,975,000        1,975,000
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr.
Unsec. Nts., 2/1/17                                                        2,535,000        3,023,183
Woodside Finance Ltd., 4.50% Nts., 11/10/14(1)                             4,060,000        4,361,975
                                                                                       --------------
                                                                                           30,481,386
                                                                                       --------------
FINANCIALS--12.9%
CAPITAL MARKETS--2.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts.,
8/15/19(1)                                                                 4,095,000        4,353,833
Discover Bank, 7% Sub. Nts., 4/15/20                                       2,750,000        2,996,870
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34              3,075,000        2,973,070
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts.,
3/15/20                                                                    2,920,000        3,083,427
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17(1)                   4,540,000        4,612,359
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(1)                                   1,205,000        1,243,760
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                            6,830,000        7,249,055
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13                        2,825,000        2,855,778
                                                                                       --------------
                                                                                           29,368,152
                                                                                       --------------
COMMERCIAL BANKS--3.1%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12(1)       2,820,000        2,861,251
Barclays Bank plc, 6.278% Perpetual Bonds(14)                              6,160,000        5,420,800
BNP Paribas SA, 5.186% Sub. Perpetual Nts.(1,14)                           3,080,000        2,918,300
Comerica Capital Trust II, 6.576% Bonds, 2/20/37(2)                        3,255,000        3,259,069


                    16 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
COMMERCIAL BANKS CONTINUED
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)                 $  7,580,000   $    7,153,625
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(1)                    2,970,000        3,003,626
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec. Unsub. Nts.,
8/24/20                                                                    2,845,000        2,988,089
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11                            2,655,000        2,761,232
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K(14)            6,055,000        6,403,163
                                                                                       --------------
                                                                                           36,769,155
                                                                                       --------------
CONSUMER FINANCE--0.6%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12                 2,490,000        2,683,640
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37(2)                      4,560,000        4,582,800
                                                                                       --------------
                                                                                            7,266,440
                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20                                             7,015,000        7,271,798
6.01% Sr. Unsec. Nts., 1/15/15                                             2,810,000        3,093,065
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(14)                   3,220,000        2,906,050
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(14)                  8,365,000        8,994,642
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                   5,870,000        6,829,469
                                                                                       --------------
                                                                                           29,095,024
                                                                                       --------------
INSURANCE--3.2%
American International Group, Inc., 5.85% Sr. Unsec. Nts., Series G,
1/16/18                                                                    2,450,000        2,548,000
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40           2,125,000        2,353,833
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16          4,479,000        5,058,430
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12(1)              2,685,000        2,864,275
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec.
Nts., 10/15/11                                                             2,755,000        2,858,233
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub.
Nts., 1/14/13(1)                                                           3,700,000        3,497,769
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67               5,442,000        4,802,565
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12                       805,000          865,978
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10(1)           2,450,000        2,450,000
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12         2,785,000        2,895,094
Swiss Re Capital I LP, 6.854% Perpetual Bonds(1,14)                        5,571,000        5,216,918
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32(1)                     3,040,000        2,863,248
                                                                                       --------------
                                                                                           38,274,343
                                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS--1.0%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11        1,154,000        1,208,462
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts.,
4/1/12                                                                     1,402,000        1,454,275
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11                 2,780,000        2,843,984
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12                 1,005,000        1,040,768
Regency Centers LP, 4.80% Sr. Unsec. Unsub. Nts., 4/15/21(8)                 715,000          713,999


                    17 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12              $  2,825,000   $    2,930,692
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts.,
10/1/12(1)                                                                 1,325,000        1,413,937
                                                                                       --------------
                                                                                           11,606,117
                                                                                       --------------
HEALTH CARE--1.3%
BIOTECHNOLOGY--0.3%
Genzyme Corp., 5% Sr. Nts., 6/15/20(1)                                     2,725,000        3,035,920
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40                       2,325,000        2,416,535
HEALTH CARE PROVIDERS & SERVICES--0.4%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19                                    2,540,000        2,844,800
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11                        2,230,000        2,256,151
                                                                                       --------------
                                                                                            5,100,951
                                                                                       --------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
Life Technologies Corp., 6% Sr. Nts., 3/1/20                               4,635,000        5,260,197
                                                                                       --------------
INDUSTRIALS--2.4%
AEROSPACE & DEFENSE--0.6%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                     2,761,000        2,892,148
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts.,
7/15/39(1)                                                                 3,820,000        4,325,734
                                                                                       --------------
                                                                                            7,217,882
                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35            982,000        1,220,314
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                       2,615,000        2,824,200
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12                 2,590,000        2,653,398
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11             1,640,000        1,717,083
                                                                                       --------------
                                                                                            8,414,995
                                                                                       --------------
ELECTRICAL EQUIPMENT--0.3%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                             2,690,000        3,118,832
                                                                                       --------------
INDUSTRIAL CONGLOMERATES--0.6%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                                   2,385,000        2,499,549
5.25% Sr. Unsec. Nts., 10/19/12                                              340,000          366,183
5.875% Unsec. Unsub. Nts., 1/14/38                                         1,085,000        1,105,709
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr.
Unsec. Unsub. Nts., 1/15/21                                                2,304,000        2,869,913
                                                                                       --------------
                                                                                            6,841,354
                                                                                       --------------
MACHINERY--0.2%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                                2,730,000        2,989,350
                                                                                       --------------
INFORMATION TECHNOLOGY--0.9%
COMMUNICATIONS EQUIPMENT--0.2%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                                2,675,000        2,841,607
                                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts., 7/15/20             4,914,000        5,224,290
                                                                                       --------------
SOFTWARE--0.3%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40(1)                                 2,774,000        2,995,104


                    18 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                          PRINCIPAL
                                                                           AMOUNT           VALUE
                                                                        ------------   --------------
MATERIALS--2.1%
CHEMICALS--0.7%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                                   $  2,506,000   $    2,512,220
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                              2,532,000        2,911,800
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18                 2,763,000        2,980,586
                                                                                       --------------
                                                                                            8,404,606
                                                                                       --------------
CONTAINERS & PACKAGING--0.5%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                                 2,610,000        2,831,850
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                                 2,575,000        2,793,777
                                                                                       --------------
                                                                                            5,625,627
                                                                                       --------------
METALS & MINING--0.9%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17              3,985,000        4,453,891
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19                         1,836,000        2,315,521
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15                       462,000          500,315
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                      1,485,000        1,615,233
6% Sr. Unsec. Unsub. Nts., 10/15/15                                        1,775,000        1,979,235
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds,
11/15/16(1)                                                                   52,000           57,547
                                                                                       --------------
                                                                                           10,921,742
                                                                                       --------------
TELECOMMUNICATION SERVICES--2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                2,574,000        2,916,484
British Telecommunications plc, 9.875% Bonds, 12/15/30                     1,730,000        2,414,528
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                               2,450,000        2,684,592
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17              2,785,000        3,060,019
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                        2,620,000        2,999,900
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10          4,520,000        4,520,000
Telus Corp., 8% Nts., 6/1/11                                               1,362,000        1,426,376
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38               1,690,000        1,960,846
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16                    2,845,000        3,022,813
                                                                                       --------------
                                                                                           25,005,558
                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17                         1,975,000        2,308,281
                                                                                       --------------
UTILITIES--1.7%
ELECTRIC UTILITIES--1.1%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(1)                   2,563,000        2,768,722
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39                1,751,000        1,769,673
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13           1,875,000        1,884,735
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds, 9/30/40(3)              2,325,000        2,376,452
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(1)                     3,010,000        3,963,634
                                                                                       --------------
                                                                                           12,763,216
                                                                                       --------------
MULTI-UTILITIES--0.6%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20                            2,759,000        2,917,974
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16                    3,476,000        4,598,376
                                                                                       --------------
                                                                                            7,516,350
                                                                                       --------------
Total Corporate Bonds and Notes (Cost $369,936,195)                                       394,951,691
                                                                                       --------------


                    19 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

                                                                           SHARES           VALUE
                                                                        ------------   --------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp. (Cost $9)                                                181   $        4,100
INVESTMENT COMPANY--16.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%(15,16)
(Cost $196,464,944)                                                      196,464,944      196,464,944

TOTAL INVESTMENTS, AT VALUE (COST $1,380,760,773)                              121.1%   1,431,697,781
Liabilities in Excess of Other Assets                                          (21.1)    (249,806,722)
                                                                        ------------   --------------
Net Assets                                                                     100.0%  $1,181,891,059
                                                                        ============   ==============

Footnotes to Statement of Investments

(1.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $105,276,279 or 8.91% of the Fund's net assets as of September 30, 2010.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $2,734,615, which represents 0.23% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                             UNREALIZED
                                                 ACQUISITION                                APPRECIATION
SECURITY                                             DATE           COST         VALUE     (DEPRECIATION)
--------------------------------------------   ---------------   ----------   ----------   --------------
JPMorgan Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 2007-LDPX,
Cl. A2S2, 5.187%, 1/1/49                               7/14/10   $  281,438   $  283,661    $     2,223
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates, Series 2001-1A,
Cl. A1, 8.33%, 4/25/31                                  2/5/01           99           99             --
NC Finance Trust, Collateralized Mtg.
Obligation Pass-Through Certificates, Series
1999-I, Cl. ECFD, 1/25/29                              2/23/99    1,703,335       74,403     (1,628,932)
Oncor Electric Delivery Co., 5.25% Sr. Sec.
Bonds, 9/30/40                                          9/8/10    2,310,809    2,376,452         65,643
Real Time Data Co., 11% Nts., 5/31/09          6/30/99-5/31/01      365,810           --       (365,810)
                                                                 ----------   ----------    -----------
                                                                 $4,661,491   $2,734,615    $(1,926,876)
                                                                 ==========   ==========    ===========

(4.)  Issue is in default. See accompanying Notes.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $35,723,410 or 3.02% of the Fund's net assets as of September 30, 2010.

(6.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(7.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $528,363 or 0.04% of the Fund's net assets as of September 30, 2010.

(8.) When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See accompanying Notes.

(9.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,295,429. See accompanying Notes.

(10.) Zero coupon bond reflects effective yield on the date of purchase.

(11.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $275,533. See accompanying Notes.


                    20 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

(12.) Interest or dividend is paid-in-kind, when applicable.

(13.) Non-income producing security.

(14.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(15.) Rate shown is the 7-day yield as of September 30, 2010.

(16.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES                                     SHARES
                                  DECEMBER 31,      GROSS         GROSS      SEPTEMBER 30,
                                      2009        ADDITIONS     REDUCTIONS        2010
                                  ------------   -----------   -----------   -------------
OFI Liquid Assets Fund, LLC          7,318,500    17,806,600    25,125,100              --
Oppenheimer Institutional Money
Market Fund, Cl. E                 184,405,282   447,034,773   434,975,111     196,464,944

                                      VALUE       INCOME
                                  ------------   --------
OFI Liquid Assets Fund, LLC       $         --   $  8,428(a)
Oppenheimer Institutional Money
Market Fund, Cl. E                 196,464,944    231,081
                                  ------------   --------
                                  $196,464,944   $239,509
                                  ============   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of September 30, 2010 based on valuation input level:

                                                                      LEVEL 3--
                                 LEVEL 1--           LEVEL 2--      SIGNIFICANT
                                 UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                               QUOTED PRICES    OBSERVABLE INPUTS      INPUTS           VALUE
                               -------------    -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities        $         --      $  112,783,676          $--       $  112,783,676
Mortgage-Backed Obligations              --         680,985,859           --          680,985,859
U.S. Government Obligations              --          46,507,511           --           46,507,511
Corporate Bonds and Notes                --         394,951,691           --          394,951,691
Common Stocks                         4,100                  --           --                4,100
Investment Company              196,464,944                  --           --          196,464,944
                               ------------      --------------          ---       --------------
Total Investments, at Value     196,469,044       1,235,228,737           --        1,431,697,781
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value              --             101,552           --              101,552
Futures margins                      68,510                  --           --               68,510
                               ------------      --------------          ---       --------------
Total Assets                   $196,537,554      $1,235,330,289          $--       $1,431,867,843
                               ------------      --------------          ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value    $         --      $     (319,905)         $--       $     (319,905)
Futures margins                     (26,106)                 --           --              (26,106)
                               ------------      --------------          ---       --------------
Total Liabilities              $    (26,106)     $     (319,905)         $--       $     (346,011)
                               ------------      --------------          ---       --------------


                    21 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                                              NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION               BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------------------   --------   ---------   ----------   ------------   --------------
U.S. Treasury Long Bonds, 20 yr.      Buy       1,052      12/21/10    $140,672,125      $ 74,423
U.S. Treasury Nts., 2 yr.            Sell         113      12/31/10      24,801,734       (32,215)
U.S. Treasury Nts., 5 yr.            Sell          83      12/31/10      10,031,977       (61,288)
U.S. Treasury Nts., 10 yr.            Buy         407      12/21/10      51,301,078       423,432
U.S. Ultra Treasury Bonds             Buy           7      12/21/10         988,968        (4,149)
                                                                                         --------
                                                                                         $400,203
                                                                                         ========

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2010 ARE AS FOLLOWS:

                                                                   PAY/
                                          BUY/SELL    NOTIONAL   RECEIVE                               UNREALIZED
REFERENCE ENTITY/                          CREDIT      AMOUNT     FIXED    TERMINATION                APPRECIATION
SWAP COUNTERPARTY                        PROTECTION    (000's)     RATE        DATE        VALUE     (DEPRECIATION)
-------------------------------------    ----------   --------   -------   -----------   ---------   --------------
CDX NORTH AMERICA INVESTMENT GRADE
INDEX, VOLUME H, SERIES 7
Morgan Stanley Capital Services, Inc.        Sell     $ 17,000     0.75%     12/20/11    $(167,986)    $(167,986)
                                                      --------                           ---------     ---------
                                            Total       17,000                            (167,986)     (167,986)
                                                      --------                           ---------     ---------
VALE INCO LTD.:
Morgan Stanley Capital Services, Inc.         Buy        3,660     0.70      3/20/17        42,990        42,990
Morgan Stanley Capital Services, Inc.         Buy        3,670     0.63      3/20/17        58,562        58,562
                                                      --------                           ---------     ---------
                                            Total        7,330                             101,552       101,552
                                                      --------                           ---------     ---------
VALE OVERSEAS:
Morgan Stanley Capital Services, Inc.        Sell        3,660     1.17      3/20/17       (68,393)      (68,393)
Morgan Stanley Capital Services, Inc.        Sell        3,670     1.10      3/20/17       (83,526)      (83,526)
                                                      --------                           ---------     ---------
                                            Total        7,330                            (151,919)     (151,919)
                                                      --------                           ---------     ---------
                                                                      Grand Total Buys     101,552       101,552
                                                                     Grand Total Sells    (319,905)     (319,905)
                                                                                         ---------     ---------
                                                            Total Credit Default Swaps   $(218,353)    $(218,353)
                                                                                         =========     =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                 TOTAL MAXIMUM POTENTIAL                      REFERENCE
TYPE OF REFERENCE ASSET ON WHICH THE FUND     PAYMENTS FOR SELLING CREDIT      AMOUNT       ASSET RATING
SOLD PROTECTION                                 PROTECTION (UNDISCOUNTED)   RECOVERABLE*       RANGE**
-------------------------------------------   ---------------------------   ------------   ------------
Investment Grade Corporate Debt Indexes               $17,000,000                $--           BBB+
Investment Grade Single Name Corporate Debt             7,330,000                 --           BBB+
                                                      -----------                ---
Total                                                 $24,330,000                $--
                                                      ===========                ===


                    22 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF SEPTEMBER 30, 2010 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                 SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE           (000'S)                   VALUE
--------------------------------------   ------------------------------   --------                 ---------
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection     $ 7,330                 $ 101,552
                                         Credit Default Sell Protection     24,330                  (319,905)
                                                                                                   ---------
                                                                                     Total Swaps   $(218,353)
                                                                                                   =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of


                    23 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities      $247,978,366
Sold securities                956,929

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.


                    24 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost                               $2,069,145
Market Value                       $   74,403
Market Value as a % of Net Asset         0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,


                    25 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions


                    26 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

     with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $101,552, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $218,353 for which the Fund has posted collateral of $275,533. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.


                    27 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with


                    28 | Fixed Income Active Allocation Fund

Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS October 29, 2010* (Unaudited)

     the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,381,454,895
Federal tax cost of other investments      157,728,257
                                        --------------
Total federal tax cost                  $1,539,183,152
                                        ==============
Gross unrealized appreciation           $   61,742,786
Gross unrealized depreciation              (11,318,050)
                                        --------------
Net unrealized appreciation             $   50,424,736
                                        ==============


                    29 | Fixed Income Active Allocation Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/29/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series Fixed
Income Active Allocation Fund


By: /s/ William F. Glavin, Jr.
    -----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 12/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    -----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 12/07/2010


By: /s/ Brian W. Wixted
    -----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 12/07/2010